Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund, Tax Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                    /s/Julian Sluyters
                                                Julian Sluyters
                                                Chief Executive Officer
                                                Investors Florida Municipal
                                                Cash Fund, Investors Michigan
                                                Municipal Cash Fund, Investors
                                                New Jersey Municipal Cash
                                                Fund, Investors Pennsylvania
                                                Municipal Cash Fund, Tax
                                                Exempt New York Money Market
                                                Fund, a series of Investors
                                                Municipal Cash Fund

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund, Tax Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 31, 2005                                    /s/Paul Schubert
                                                Paul Schubert
                                                Chief Financial Officer
                                                Investors Florida Municipal
                                                Cash Fund, Investors Michigan
                                                Municipal Cash Fund, Investors
                                                New Jersey Municipal Cash
                                                Fund, Investors Pennsylvania
                                                Municipal Cash Fund, Tax
                                                Exempt New York Money Market
                                                Fund, a series of Investors
                                                Municipal Cash Fund